PLEDGE, PRIORITIES AND DIRECTION AGREEMENT

THIS AGREEMENT dated September 29, 2004.

A M O N G:

RED MILE RESOURCES INC., in its capacity as general partner on behalf of all of the partners of RED MILE RESOURCES FUND LIMITED PARTNERSHIP, an Alberta limited partnership

(the “Offering Partnership”)

- and -

WILSHIRE (GP) NO. 2 CORPORATION, in its capacity as general partner on behalf of all of the partners of RED MILE RESOURCES NO. 2 LIMITED PARTNERSHIP, a British Columbia limited partnership

(the “Resource Partnership”)

- and -

GIBRALTAR MINES LTD., a corporation incorporated pursuant to the laws of the Province of British Columbia

(the “Resource Company”)

- and -

688888 B.C. LTD., a corporation incorporated pursuant to the laws of the Province of British Columbia

(the “Optionee”)

- and -

WILSHIRE FINANCIAL SERVICES INC, a corporation incorporated pursuant to the laws of the Province of Alberta

(the “Manager”)

- and -

ALBERTA CAPITAL TRUST CORPORATION, a corporation incorporated pursuant to the laws of the Province of Alberta

(“Alberta Trust “)

- and -

WILSHIRE (GP) NO. 2 CORPORATION, a corporation incorporated pursuant to the laws of the Province of British Columbia

(the “Resource General Partner”)

- and -

RED MILE RESOURCES INC., a corporation incorporated pursuant to the laws of the Province of Alberta

(the “Offering General Partner”)

- and -

ALL OF THE LIMITED PARTNERS OF THE OFFERING PARTNERSHIP, represented by the Offering General Partner pursuant to a power of attorney

(the “Limited Partners”)

A.
Pursuant to an interim loan agreement (the “Loan Agreement”), dated as of September 28, 2004, between Alberta Trust and the Offering Partnership, Alberta Trust has agreed to establish a loan facility (the “Interim Loan”) in favour of the Offering Partnership, to be advanced in tranches from time to time, to assist the Offering Partnership, inter alia, in financing the acquisition of limited partnership units in the capital of the Resource Partnership.

B.
Pursuant to loan applications (the “Investor Loan Agreements”) accepted by Alberta Trust, Alberta Trust has agreed to advance loans (the “Investor Loans”) to the Limited Partners in connection with their subscription for limited partnership units in the capital of the Offering Partnership pursuant to an offering memorandum dated June 15, 2004, (the Interim Loan and the Investor Loans together with all interest and other sums accrued thereon, shall be hereinafter referred to as the “Indebtedness”).

C.
The Resource Partnership wishes to use part of the proceeds from the issuance of its limited partnership units to the Offering Partnership to pay amounts owing to the Resource Company on account of a purchase of a royalty interest in certain mining properties (the “Royalty Interest”).

D.
Pursuant to the terms of a royalty agreement among the Resource Company, the Resource Partnership and the Offering Partnership governing the Royalty Interest (the “Royalty Agreement”), the Resource Company is obliged to make certain payments (the “Basic Royalty”) to the Resource Partnership on account of the Royalty Interest.

E.
The Resource Partnership has agreed to make annual distributions to the Offering Partnership as the Resource Partnership’s sole limited partner, of all cash available for distribution by the Resource Partnership pursuant to the terms and conditions of the limited partnership agreement (the “Resource Partnership Agreement”), governing the affairs of the Resource Partnership.

F.
Pursuant to the terms of the Royalty Agreement, the Resource Company may be required, under certain circumstances, to acquire from the Offering Partnership all of the Units of the Resource Partnership held by the Offering Partnership in exchange for the Put Purchase Price as such term is defined in the Royalty Agreement.

G.
Pursuant to the terms of a call option agreement (the “Call Option Agreement”) dated the date hereof among the Optionee, the Resource Partnership and the Offering Partnership, the Optionee is entitled, under certain circumstances, to acquire from the Offering Partnership all of the Units of the Resource Partnership held by the Offering Partnership or the Royalty Interest held by the Resource Partnership in exchange for the Call Purchase Price as such term is defined in the Call Option Agreement The Put Purchase Price and the Call Purchase Price are each hereinafter sometimes referred to as the “Option Purchase Price”.

H.
Pursuant to the terms of the investor loan put/call agreement, (the “Put/Call Agreement”), dated as of June 15, 2004, as amended September 29, 2004, between Alberta Trust and Manager, Alberta Trust is entitled under certain circumstances to require the Manager to acquire the Acquired Indebtedness (as such term is defined in the Put/Call Agreement) in exchange for which the Manager will be required to pay the Acquisition Price or the Accelerated Put Acquisition Price, as the case may be (as such terms are defined in the Put/Call Agreement). Pursuant to the terms of the Put/Call Agreement, the Manager has agreed to provide security to Alberta Trust to secure its obligations thereunder.

I.
Pursuant to the terms of a funding agreement (the “Funding Agreement”) dated as of the date hereof, the Resource Company has agreed to advance funds to the Manager to assist the Manager in financing a portion of its obligations to Alberta Trust under the Put/Call Agreement and to provide security to Alberta Trust and to the Manager to secure such funding obligations.

J.	Pursuant to the funding pledge agreement dated as of the date hereof among the Resource Company, the Manager and Alberta Trust (the “Funding Pledge Agreement”), the Resource Company has:

(a)
advanced the sum of $68,172,380 (the “Advance”) to Alberta Trust, in exchange for a promissory note, in the amount advanced, to be issued by Alberta Trust in the form attached as Schedule “A” hereto, (the “Promissory Note”); and

(b)	granted a security interest in the Promissory Note in favour of:

	(i)	Alberta Trust (the “Alberta Trust Security Interest”); and

	(ii)	Manager (the “Manager Security Interest”).

The Manager granted and assigned a security interest in the Manager Security Interest to Alberta Trust as security for its obligations pursuant to the Put/Call Agreement and the Funding Pledge Agreement (the “Second Alberta Trust Security Interest”).

K.
In addition to the security interests in the Promissory Note in favour of Alberta Trust and Manager created under the Funding Pledge Agreement, by way of this Agreement: (a) the Resource Company wishes to grant the following additional security interests in the Promissory Note: (i) in favour of the Offering Partnership as security for the Resource Company’s obligations to pay the Put Purchase Price under the Royalty Agreement (the “Offering Partnership Security Interest”); and (ii) in favour of the Resource Partnership (the “Resource Partnership Security Interest”) as security for the Resource Company’s obligations to pay the Basic Royalty to the Resource Partnership under the Royalty Agreement; and (b) the Offering Partnership wishes to grant and assign a security interest in the Offering Partnership Security Interest to Alberta Trust as security for its obligations to repay the Interim Loan pursuant to the Loan Agreement (the “Third Alberta Trust Security Interest”).

L.	By way of this Agreement, the parties wish to establish the priority of the various security interests in the Promissory Note as follows:

	(i)	the Alberta Trust Security Interest;

	(ii)	the Second Alberta Trust Security Interest;

	(iii)	the Third Alberta Trust Security Interest;

	(iv)	the Manager Security Interest;

	(v)	the Offering Partnership Security Interest; and

	(vi)	the Resource Partnership Security Interest.

NOW THEREFORE in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.
Preamble and Paragraph References. Preamble to this Agreement shall form an integral part hereof. All references in this Agreement to paragraphs and subparagraphs refer to paragraphs and subparagraphs of this Agreement unless otherwise specified.

2.	Payment Obligations.

The Resource Company hereby acknowledges its obligations to pay: (i) the Put Purchase Price to the Offering Partnership under the Royalty Agreement; and (ii) the Basic Royalty to the Resource Partnership under the Royalty Agreement, each in accordance with the terms and subject to the limitations of the Royalty Agreement. The Optionee hereby acknowledges its obligations to pay the Call Purchase Price to the Offering Partnership or the Resource Partnership under the Call Option Agreement in accordance with the terms and subject to the limitations of the Call Option Agreement. The Offering Partnership and the Resource Partnership hereby irrevocably authorize and direct the Resource Company and the Optionee to pay to Alberta Trust the Option Purchase Price (the “Option Purchase Price Payment”) which shall be dealt with in accordance with the terms and conditions hereof and the Resource Company and the Optionee hereby acknowledge and irrevocably accept such authorization and direction. The Resource Partnership hereby, irrevocably authorizes and directs the Resource Company to pay to Alberta Trust any amounts owing on account of the Basic Royalty owing to the Resource Partnership (the “Basic Royalty Payments”) on the date that the Basic Royalty Payment is payable (the “Basic Royalty Payment Date”) which shall be dealt with in accordance with the terms and conditions hereof and the Resource Company hereby acknowledges and irrevocably accepts such authorization and direction.

3.	(i) Offering Partnership Security Interest :

(a)
Resource Company hereby grants the Offering Partnership Security Interest in the Promissory Note to the Offering Partnership as general and continuing collateral security for the performance of its obligations to pay the Option Purchase Price to the Offering Partnership pursuant to the Royalty Agreement.

(b)
The Offering Partnership hereby appoints Alberta Trust as its agent for the purpose of the Offering Partnership Security Interest and directs Resource Company to deliver the Promissory Note to Alberta Trust in respect of the Offering Partnership Security Interest. Alberta Trust hereby accepts that appointment.

	(c)	The Offering Partnership hereby consents to Alberta Trust holding the Promissory Note.

	(d)	The Offering Partnership Security Interest shall be effective immediately upon Alberta Trust’s receipt of the Advance and the issuance of the Promissory Note.

Attachment of Offering Partnership Security Interest shall not be postponed. The Resource Company shall sign such further documentation which may be required to give effect to the Offering Partnership Security Interest.

	(ii)	Third Alberta Trust Security Interest

	(a)	As security for the repayment of the Interim Loan, the Offering Partnership hereby grants and assigns the Third Alberta Trust Security Interest to Alberta Trust;

	(b)	The Third Alberta Trust Security Interest shall be effective immediately upon Alberta Trust’s receipt of the Advance and the issuance of the Promissory Note.

Attachment of the Third Alberta Trust Security Interest shall not be postponed. The Offering Partnership shall sign such further documentation which may be required to give effect to the Third Alberta Trust Security Interest.

4.	Resource Partnership Security Interest.

(a)
Resource Company hereby grants the Resource Partnership Security Interest in the Promissory Note to the Resource Partnership as general and continuing collateral security for the performance of the obligations of Resource Company to pay the Basic Royalty to the Resource Partnership pursuant to the Royalty Agreement.

(b)
The Resource Partnership hereby appoints Alberta Trust as its agent for the sole purpose of the Resource Partnership Security Interest and directs Resource Company to deliver the Promissory Note to Alberta Trust in respect of the Resource Partnership Security Interest. Alberta Trust hereby accepts that appointment.

	(c)	The Resource Partnership hereby consents to Alberta Trust holding the Promissory Note.

	(d)	The Resource Partnership Security Interest shall be effective immediately upon Alberta Trust ’s receipt of the Advance and the issuance of the Promissory Note.

Attachment of the Resource Partnership Security Interest shall not be postponed. The Resource Company shall sign such further documentation which may be reasonably required to give effect to the Security Interest in the Promissory Note.

5.
Acknowledgement of Priorities. For greater certainty, the parties confirm that the security interests created in the Funding Pledge Agreement and in this Agreement shall be in the following order of priority:

(i)	the Alberta Trust Security Interest;

(ii)	the Second Alberta Trust Security Interest;

(iii)	the Third Alberta Trust Security Interest;

(iv)	the Manager Security Interest;

(v)	the Offering Partnership Security Interest; and

(vi)	the Resource Partnership Security Interest.

Notwithstanding any other term hereof or of the Funding Pledge Agreement, each of the parties hereto acknowledges and agrees that Alberta Trust has full discretion with respect to the use of the proceeds of the Advance, including without limitation, the repayment of any indebtedness that Alberta Trust may have from time to time.

6.
Royalty Notice. The Resource Company confirms that it is required pursuant to the Royalty Agreement to prepare and deliver to the Resource Partnership with a copy to the Offering Partnership pursuant to the Option Agreement, on an annual basis commencing on February 1, 2005, an annual statement in the form attached hereto as Schedule “B” (a “Royalty Notice ”) stating the amount of the Basic Royalty payable by Resource Company in that year. On or before the Royalty Payment Date (as defined in the Royalty Agreement) and in any year in which such Royalty Notice provides that amounts are due and payable to the Resource Partnership in respect of the Basic Royalty, the Resource Company shall prepare and deliver to Alberta Trust a copy of the Royalty Notice.

7.
Option Notice. Upon the exercise by the Optionee of its call rights under the Call Option Agreement or by the Offering Partnership of its put rights under the Royalty Agreement, the Offering Partnership or the Resource Partnership shall deliver to Alberta Trust a copy of the call notice (a “Call Notice”) received by it from the Optionee in the event that the call is exercised or a copy of the put notice (a “Put Notice”) given by it to the Resource Company in the event the put is issued specifying the Option Purchase Price and the date that the Option Purchase Price is payable (the “Option Payment Date). For the purposes of this Agreement, each of the Royalty Notice, Call Notice and Put Notice are referred to hereafter as a “Notice”.

8.
Disbursement of Note Proceeds. In the event that the Offering Partnership, the Resource Partnership or the Resource Company delivers or is deemed to have delivered a Notice pursuant to paragraphs 6 or 7 of this Agreement, as the case may be, the parties to this Agreement hereby irrevocably direct and authorize Alberta Trust to perform the following functions (provided that the Resource Company’s and the Optionee’s authorization and direction is limited to paragraph (a) below):

(a)
notwithstanding the provisions of paragraph 17, on the applicable Basic Royalty Payment Date or Option Payment Date (hereinafter referred to as a “Payment Date”), to make payments on account of the amount owing under the Promissory Note to the extent of:

(i)
the amount by which the amount owing on such date by the Resource Company to the Resource Partnership in respect of the Basic Royalty as provided for, or deemed provided for, in the Royalty Notice on the applicable Payment Date, exceeds Basic Royalty Payments received by Alberta Trust by 12:00 noon on such date; or

(ii)
the amount by which amounts owing by the Resource Company or the Optionee to the Offering Partnership or the Resource Partnership in respect of the Option Purchase Price exceeds the Option Purchase Price

Payments received by Alberta Trust by 12:00 noon on the applicable Payment Date;

such payment on account of the Promissory Note shall be referred to herein as the “Note Proceeds”;

(b)
to utilize the proceeds of the Basic Royalty Payments and/or Option Purchase Price Payment paid to Alberta Trust hereunder and/or the Note Proceeds (such proceeds of the Basic Royalty Payments, Option Purchase Price Payment and/or the Note Proceeds, being hereinafter referred to as the “Proceeds”) for the following purposes and in the following order of priority:

(i)
in the event that there are amounts owing in respect of the Indebtedness, to pay the Proceeds to itself in respect of the Indebtedness on behalf of the Limited Partners or the Offering Partnership as the case may be; and

(ii)
in the event the Indebtedness as it relates to any particular Limited Partner shall be, on the applicable Payment Date less than such Limited Partner’s pro rata share of the Proceeds (such difference herein referred to as the “Limited Partner’s Differential”), to pay such Limited Partner’s portion of the Indebtedness as required under subparagraph 8(b)(i) from such Limited Partner’s pro rata share of the Proceeds and distribute such Limited Partner’s Differential to such Limited Partner or as such Limited Partner may direct in respect of his or her respective share; and

(c)
in the event that subparagraph 8(b)(i) shall be applicable and there shall remain owing to Alberta Trust any residual Indebtedness in respect of any Limited Partner or the Offering Partnership after the payments therein contemplated, Alberta Trust shall be and remain entitled to exercise all of its rights, remedies and recourses under the Investor Loan Agreement relating to such Limited Partner and the promissory note issued thereunder, and hereunder in respect of such residual Indebtedness.

9.	Attribution of Payments. It is hereby acknowledged by the parties hereto (provided that the Resource Company’s acknowledgement is limited to subparagraph (a)(i) below) that:

(a)
Each of the payments made from time to time pursuant to paragraph 8 in respect of Basic Royalty Payments shall be attributed to and deemed paid on account of the following payments in the following order of priority and shall satisfy each of the obligations incurred thereby:

		(i)	a payment by the Resource Company to the Resource Partnership on account of the Basic Royalty, payable under the Royalty Agreement;

(ii)
a distribution by the Resource Partnership to the Offering Partnership, as the Resource Partnership’s sole limited partner, pursuant to the terms and conditions of the Resource Partnership Agreement; and

		(iii)	a distribution by the Offering Partnership to the Limited Partners pursuant to the terms and conditions of the limited partnership agreement governing the affairs of the Offering Partnership.

(b)
Each of the payments made pursuant to paragraph 8 in respect of the Option Purchase Price shall be attributed to and deemed paid on account of the following payments in the following order of priority and shall satisfy each of the obligations incurred thereby:

(i)
the payment by the Resource Company to the Offering Partnership in respect of the Put Purchase Price under the Royalty Agreement or the payment by the Optionee of the Call Option Price under the Call Option Agreement.

		(ii)	a distribution by the Offering Partnership to the Limited Partners pursuant to the terms and conditions of the limited partnership agreement governing the affairs of the Offering Partnership.

10.
Payment on Account of Obligations. With respect to payments in accordance with subparagraph 8(a)(ii) or 8(b) only, the endorsement or transfer by Alberta Trust of the Promissory Note, or an undivided interest therein, or a cancellation or reduction of the amounts owing under the Promissory Note shall be deemed to be a payment of Note Proceeds and the parties to this Agreement irrevocably authorize Alberta Trust to make an internal payment on the applicable Payment Date by transferring the Note Proceeds from itself in its capacity as pledgee to itself on its own behalf and attributing the Note Proceeds on account of the payments set forth in subparagraph 8(a)(ii) or 8(b) hereof. To the extent that the Promissory Note is endorsed, transferred or assigned in accordance with the provisions of subparagraph 8(a)(ii) or 8(b) and applied in accordance with subparagraph 9(b), it is acknowledged by the parties hereto that the amount endorsed, transferred or assigned shall be applied on account of the Option Purchase Price and the Resource Company or the Optionee, as the case may be, shall be deemed to have satisfied its obligations to pay the Option Purchase Price Payments under the Royalty Agreement or the Option Agreement, as the case may be. For greater certainty, any transfer or endorsement of the Promissory Note shall be without any representation and warranty whatsoever as to the validity, enforceability or perfection of the Promissory Note or the security interest created therein. For greater certainty, under no circumstances may the Promissory Note be endorsed, transferred or otherwise assigned for the purposes of making any payment on account of the Basic Royalty.

11.
Acknowledgement of Release. The Resource Partnership and the Offering Partnership hereby acknowledge that, in the event that all or part of the Note Proceeds are paid and distributed in satisfaction of the Resource Company’s obligations under the Funding Pledge Agreement, the promissory note issued by the Manager to Resource Company shall be treated in the same manner as the Promissory Note. Manager hereby acknowledges and agrees that the obligations of the Resource Company under the Funding Agreement and the Funding Pledge Agreement shall be reduced by an amount equal to any Note Proceeds paid and distributed pursuant to the terms of this Agreement and agrees to release any interest it has in the Note Proceeds in accordance with this Agreement.

12.
Notification of Claims. Each of the Resource Company, the Offering General Partner and the Resource General Partner shall notify Alberta Trust in writing of any claim or cause of action (in the case of the Resource Company, related to the Resource Company) referred to in paragraph 8 of this Agreement within five business days of receipt of notice of such claim or cause of action and provide to Alberta Trust full particulars thereof provided that the failure to do so shall not constitute a breach hereunder.

13.
Release. Subject to paragraph 16, upon the disbursement of all of the Proceeds, Alberta Trust shall be fully released by all of the parties hereto from any and all liability or obligation which Alberta Trust may have assumed or incurred pursuant to this Agreement.

14.
Other Claims. Each of the parties hereto, other than Alberta Trust, on its own behalf, hereby covenants not to assert any lien, encumbrance or other claim with respect to the Promissory Note except as expressly provided herein.

15.
Limitation of Liability. Alberta Trust shall not be liable for any error of judgment or for any act done or step taken or omitted by it in good faith or for any mistake of fact or law or for anything which it may do or refrain from doing in connection with its holding of the Promissory Note hereunder except its own or its employees’ wilful misconduct, gross negligence or fraud, including, without limitation, in acting upon any written notice, request, waiver, consent, receipt or other paper or document signed by a party or parties purporting to be the proper party or parties. For greater certainty, the parties hereby confirm and agree that Alberta Trust shall not be held liable for any inaccuracy or error contained in any Notice or confirmation delivered or deemed delivered pursuant to this Agreement and shall not be held liable for any amounts paid and distributed in reliance thereon.

16.
Indemnity. The parties hereto jointly and severally hereby covenant and agree to indemnify and hold Alberta Trust harmless against any loss, liability or expense incurred by Alberta Trust as a consequence of its acting pursuant to the terms of this Agreement and, except for the gross negligence or bad faith of Alberta Trust or its servants or agents in connection with the administration of its duties hereunder, such indemnification shall include, without limitation, the costs and expenses of its defence against any claim or liability in connection therewith, including reasonable legal costs. For greater certainty, the foregoing shall not extend to any obligations of Alberta Trust as debtor under the Promissory Note.

17.
Disputes. With the exception of paragraph 8, in the event of any disagreement between any of the parties to this Agreement, or between them or any of them and any other person, resulting in demands or claims being made in connection with or for any asset involved herein or affected hereby, Alberta Trust shall be entitled, at its discretion, to refuse to comply with any demands or claims on it, as long as such disagreement shall continue, and in so refusing Alberta Trust may make no delivery or other disposition of any asset involved herein or affected hereby, and in so doing Alberta Trust shall not be or become liable in any way or to any person or party for its failure or refusal to comply with such conflicting demands or claims, and it shall be entitled to continue so to refrain from acting and so to refuse to act until the right of the person or party shall have been finally adjudicated in a court assuming and having jurisdiction over the asset involved herein or affected hereby, or all differences shall have been adjusted by agreement and Alberta Trust shall have been notified thereof in writing signed by all persons and parties interested. For greater certainty, the foregoing shall not extend to any obligations of Alberta Trust as debtor under the Promissory Note.

18.	Other Agreements and Waiver:

(a)
Alberta Trust is not a party to, and is not bound by, any agreement which may be evidenced by, or arise out of any appointments, directions and authorizations contained herein other than as expressly set forth herein.

	(b)	Alberta Trust is not a party to, and is not bound by, the Royalty Agreement, the Option Agreement or the Funding Agreement.

19.
Notices. All notices given hereunder must be in writing and may be delivered by personal delivery or by pre-paid, registered or certified mail, or by telecopier or facsimile to the following address or to such other address or addresses as the parties hereto advise the other parties in writing from time to time and shall be deemed received three days after mailing by registered or certified mail, and on the first business day after delivery by telecopier or facsimile transmission:

To the Resource Company:	To Manager:

Gibraltar Mines Limited	Wilshire Financial Services Inc.
1020 – 800 W. Pender St.	920, 1040 W. Georgia
Vancouver, British Columbia	Vancouver, British Columbia
V6C 2V6	V6E 4H1

Attention: President	Attention: Robert C. Strother
Facsimile No.: (604) 681-2741	Facsimile No.: (604) 669-9845

with a copy to:	and:

Lang Michener LLP	Attention: Michael Simonetta
1500 Royal Centre	Facsimile No.: (416) 920-1947
P.O. Box 11117
1055 West Georgia Street
Vancouver, British Columbia
V6E 4N7

Attention: Bernard J. Zinkhofer
Facsimile No.: (604) 893-2395

To Alberta Trust:	To the Offering General Partner:
Alberta Capital Trust Corporation	Red Mile Resources Inc.
10665 Jasper Avenue	620- 1001 13th Avenue S.W.
Suite 1300, First Edmonton Place	Calgary, Alberta
Edmonton, Alberta T5J 3S9	T2R 0L5
Attention: President	Attention: President
Facsimile No.: (780) 424-3631	Facsimile No.: (604) 669-9485

With a copy to:	To the Resource General Partner:
Gowling Lafleur Henderson LLP	Wilshire (GP) No. 2 Corporation
1400 Scotia Centre	920, 1040 W. Georgia
700-2nd Street S.W.	Vancouver, British Columbia
Calgary, Alberta T2P 4V5	V6E 4H1
Attention: Richard Myers	Attention: Robert C. Strother
Facsimile No.: (403) 263-9193	Facsimile No.: (604) 669-9845

To the Optionee:
688888 B.C. Ltd.
1020 – 800 W. Pender St.
Vancouver, British Columbia
V6C 2V6
Attention: President
Facsimile No.: (604) 681-2741

20.
Relationship of the Parties. The relationship of each party to the other parties as established by this Agreement is that of an independent contractor and nothing contained in this Agreement shall be construed to constitute the parties as joint venturers, partners, co-owners or otherwise as participants in a joint undertaking or constitute any party hereto as an agent, fiduciary, legal representative or employee of any other party hereto. All financial and other obligations associated with the business of any party are the sole responsibility of such party.

21.
Assignment. This Agreement shall not be assigned by any of the parties hereto. This Agreement shall enure to the benefit of and be binding upon each of the parties hereto and their respective successors and legal assigns.

22.	Governing Law. This Agreement shall be governed by and construed and in force in accordance with the law of the Province of Alberta and the law of Canada applicable therein.

23.
Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile shall be equally effective as delivery of a manually executed counterpart thereof. Any party delivering an executed counterpart by facsimile shall also deliver a manually executed counterpart of this Agreement, but failure to do so shall not affect the validity, enforceability, or binding effect hereof.

24.
Severability. Any provision of this Agreement which is invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or illegality or unenforceability, without affecting in any way the remaining provisions hereof in such jurisdiction or rendering that or any other provision of this Agreement invalid, illegal or unenforceable in any other jurisdiction.

25.
Choice of Jurisdiction. Each of the parties hereto irrevocably consents and agrees that any legal action or proceeding against it or any of its property with respect to this Agreement or any other agreement executed in connection herewith may be brought in Alberta and by the execution and delivery of this Agreement, each party hereto hereby accepts with regard to any such action or proceeding for itself or with respect to its property, generally and unconditionally, the jurisdiction of the applicable jurisdiction.

Nothing herein shall affect the right of any party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any other party in any other jurisdiction.

26.	Time of Essence. Time shall be of the essence in this Agreement.

27.	Gender. In this Agreement, the masculine gender shall include the feminine and the singular shall include the plural and vice-versa.

28.	Currency. Unless otherwise expressly stated, any reference herein to any sum of money shall be construed as a reference to lawful currency of Canada.

29.
Further Assurances. Each party shall execute and deliver such other documents or instruments as may be necessary or desirable to evidence, give effect to or confirm this Agreement, and any of the terms and conditions hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first mentioned above.

RED MILE RESOURCES INC., in its capacity as general partner on behalf of all of the partners of RED MILE RESOURCES FUND LIMITED PARTNERSHIP

By:
Authorized Signing Officer

WILSHIRE (GP) NO. 2 CORPORATION, in its capacity as general partner on behalf of all of the partners of RED MILE RESOURCES NO. 2 LIMITED PARTNERSHIP

By:
Authorized Signing Officer

GIBRALTAR MINES LTD.

By:
Authorized Signing Officer

WILSHIRE FINANCIAL SERVICES INC.

By:
Authorized Signing Officer

By:
Authorized Signing Officer

ALBERTA CAPITAL TRUST CORPORATION

By:
Authorized Signing Officer

WILSHIRE (GP) NO. 2 CORPORATION

By:
Authorized Signing Officer

RED MILE RESOURCES INC.

By:
Authorized Signing Officer

ALL OF THE LIMITED PARTNERS OF THE OFFERING PARTNERSHIP, by the General Partner, pursuant to a power of attorney

By:
Authorized Signing Officer

688888 B.C. LTD.

By:
Authorized Signing Officer

Schedule A
PROMISSORY NOTE

Due Date: December 10, 2014

FOR VALUE RECEIVED, the undersigned, Alberta Capital Trust Corporation, a corporation incorporated pursuant to the laws of the Province of Alberta (“Alberta Trust”), having its offices at 10665 Jasper Avenue, Suite 1300, First Edmonton Place, Edmonton, Alberta T5J 3S9, hereby acknowledges having received from Gibraltar Mines Ltd, a corporation incorporated pursuant to the laws of the Province of Alberta (the “Resource Company”), the sum of $68,172,380 (the “Advance”). Alberta Trust promises to pay to, or to the order of, the Resource Company at 1020 – 800 W. Pender St., Vancouver, British Columbia,V6V 2V6 or at such other place as the Resource Company may designate, the principal amount of the Advance in accordance with and at such times as are stipulated in the funding pledge agreement (the “Funding Pledge Agreement”) among inter alia, the Resource Company and Alberta Trust, dated September 29, 2004, but in no event, later than December 10, 2014 (the “Maturity Date”).

               Alberta Trust promises to pay interest, at a rate of six percent (6%) per annum calculated daily and compounded on December 30 in 2004 and February 15 of every year thereafter, to be payable by cheque in arrears in instalments on or before February 15, 2005 and on or before February 15th of each year thereafter, until and including February 15, 2014, plus one final instalment due and payable by cheque on the Maturity Date as specified in the Funding Pledge Agreement.

               Alberta Trust hereby waives all grace periods, presentment, demand, notice of non-payment, protest, notices of protest and all other formalities with respect hereto.

               This promissory note is the promissory note referred to in the Funding Pledge Agreement. All capitalized terms used herein, which are not otherwise defined, shall have the meanings ascribed thereto in the Funding Pledge Agreement.

               The promissory note may not be assigned, transferred, endorsed or otherwise negotiated, other than in accordance with the terms and conditions of the Funding Pledge Agreement, without the prior written consent of Alberta Trust.

               The Funding Pledge Agreement, among other things, provides for acceleration of the maturity of Advance evidenced hereby upon the happening of certain stated events and also for prepayment on account of principal hereof prior to the maturity of Advance evidenced hereby upon the terms and conditions therein specified.

               This promissory note has been duly executed as of 29th day of September, 2004.

ALBERTA CAPITAL TRUST
CORPORATION

By:
Authorized Signing Officer

SCHEDULE “B”

FORM OF ROYALTY NOTICE

To the Royalty Agreement
Executed September 29, 2004, effective June 15, 2004 among
Gibraltor Mines Ltd., Red Mile Resources Fund Limited Partnership
and Red Mile Resources No. 2 Limited Partnership (the “Royalty Agreement”)

Re:	Interim Royalty Payment
under Subsection 2.6(3) of the Royalty Agreement

Unless otherwise defined in this Schedule, all capitalized terms used herein, shall have the meanings ascribed to them in the Royalty Agreement.

We hereby confirm that for the Royalty Period commencing on _____________________ and terminating on _________________________ , RLP is entitled to an Interim Royalty Payment of $[ _________ ] calculated as set out below:

Royalty Period:

Basic Royalty Rate applicable to Royalty Period	(A)

Production Results for the Royalty Period:	(B)

Interim Basic Royalty Payable to RLP: [(A x B)]	(C)

NPI:	(D)

Total Amount Owing [C + D]: